Exhibit 31.1
Certification Pursuant To Section 302 of the Sarbanes-Oxley Act of 2002

     CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Lam Ko Chau, certify that:

1.   I have reviewed this annual report on Form 10-KSB of Liska Biometry,Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect  to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Liska Biometry,
Inc. as of, and for, the periods presented in this report;

4.   The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
13a-15(f) and 15d-15(f)) for Liska Biometry, Inc. and have:
          a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Liska Biometry, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
          b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
          c. Evaluated the effectiveness of Liska Biometry,  Inc.'s  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and
          d. Disclosed in this report any change in Liska  Biometry, Inc.'s internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Liska Biometry,
     Inc.'s internal control over financial reporting; and

5.   The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Liska Biometry, Inc.'s auditors and the audit committee of Liska Biometry, Inc.'s board of directors (or persons performing the equivalent functions):
          a. All significant deficiencies and material weaknesses in the design oroperation of internal control over financial reporting which are reasonably likely to adversely affect Liska Biometry, Inc.'s ability to record, process, summarize and report financial information; and
          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Liska  Biometry, Inc.'s internal control over financial reporting.

/s/ Lam Ko Chau
Lam Ko Chau, President (Principal Executive Officer), Principal Financial
Officer and Principal Accounting Officer

April 6, 2004